Commitments and contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
Note 20 - Commitments and contingencies

The management is not currently aware of any threatened or pending litigation or legal matters, which would have a significant effect on the Company’s consolidated financial statements as of December 31, 2015 and 2014.

Our contractual obligations primarily consist of operating lease obligations and capital commitments. The following table sets forth a breakdown of our contractual obligations as of December 31, 2015, and their maturity profile:

	Payment Due by Period
	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Convertible notes with principal and interest	1,211	1,211	-	-	-
Capital contributions (1)	-	-	-	-	-
Total	$1,211	$1,211	$-	$-	$-

(1)
The registered capital of SGOCO Shenzhen is $5,000. As of December 31, 2015, SGOCO International had not injected capital to SGOCO Shenzhen. Initially, SGOCO International was required to pay $1,000 and the remaining $4,000 within 3 months and within one year, respectively, of the date of issuance of the subsidiary’s business license according to PRC registration capital management rules. According to the revised PRC company law which became effective on March 1, 2014, it has abolished the time requirement of the registered capital contributions. SGOCO International has its own discretion to consider the timing of the registered capital contributions. SGOCO International is in the process of amending the charter to adopt the requirement of the revised PRC company law.